SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 4, 2005

Date of Report (Date of Earliest Event Reported)

The Cronos Group

(Exact name of registrant as specified in its charter)

Luxembourg

(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)

16, Allée Marconi, Boîte Postale 260, L-2120 Luxembourg

(Address of principal executive offices) (Zip Code)

011 (352) 453145

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     CFB. In its Annual Report on Form 10-K for the year ended December 31, 2003, the registrant, The Cronos Group (the “Company”) (Nasdaq symbol: CRNS) reported that it had applied Interpretation No. 46 (revised December 2003) (“Fin 46R”) of the Financial Accounting Standards Board to all entities the Company believed were subject to Fin 46R as of December 31, 2003. The Company determined that it was the primary beneficiary of a variable interest entity, Cronos Funding (Bermuda) Limited, a Bermuda company (“CFB”). Accordingly, the Company consolidated CFB and restated previously issued financial statements at December 31, 2003.

     Restructuring of CFB’s Indebtedness. On February 4, 2005, CFB entered into an Amended and Restated Master Loan Agreement (the “Amended Master Loan Agreement”) with the Company’s major lender, Fortis Bank (Nederland) N.V. (“Fortis”). The Amended Master Loan Agreement amends and restates the August 15, 1997 Master Loan Agreement (the “1977 Master Loan Agreement”) between CFB, Fortis, and Wachovia Capital Markets, LLC (as successor in interest to First Union Capital Markets Corp.). In connection with CFB’s and Fortis’ execution of the Amended Master Loan Agreement, Fortis acquired the Class A and Class B notes issued under the 1997 Master Loan Agreement to Wachovia Bank, National Association (as successor in interest to First Union National Bank) (“Wachovia”) for an amount equal to the outstanding principal balances owed on the notes. CFB issued a consolidated Class A note to Fortis in the principal amount of $14,672,474, and a consolidated Class B note to an affiliate of Fortis in the principal amount of $4,000,000. The aggregate amount of the Class A and Class B notes after the restructuring ($18,672,474) is the same as the aggregate principal amount of the Class A and Class B notes before the restructuring. The interest rate on the notes remains the same, a variable rate of interest, equal to 2.00% above one-month adjusted Libor. Generally, CFB’s cash flow will be applied to the payment of interest and principal on the Class A and Class B notes until they are repaid in full. The notes carry a final payment date of August 15, 2009, at which time any remaining outstanding principal is due and payable.

     Under the 1997 Master Loan Agreement, the holder of the Class B note was generally entitled to 25% of CFB’s cash flow after the repayment in full of the Class A and Class B notes. Under the Amended Master Loan Agreement, this entitlement has been eliminated.

     In connection with the restructuring, CFB has agreed to pay Fortis a restructuring fee of $350,000, payable in four equal installments through November of 2005.

     The Class A note has priority over the Class B note with respect to the payment of principal.

     A subsidiary of the Company acquired the capital stock of CFB that was not previously owned by the Company from a third party, for nominal consideration, in connection with the structuring of CFB’s indebtedness; CFB is now an indirectly wholly-owned subsidiary of the Company.

     The subsidiary of the Company holds CFB’s Class C note, in the principal amount of $7,305,000. The Class C note is non-interest bearing, and is due on August 15, 2009. After the Class A and Class B notes are repaid in full, CFB’s cash flow is generally to be applied in repayment of the Class C note.

     In connection with the restructuring of CFB’s indebtedness, an affiliate of Fortis acquired 150,000 common shares of the Company from Wachovia that had

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been issued to Wachovia in August 1999 in connection with a refinancing of the Company’s indebtedness.

     In addition, 200,000 warrants to purchase 200,000 common shares of the Company were cancelled, effective February 4, 2005. The warrants, which were exercisable at $4.41 per share, comprised 100,000 warrants issued in August 1999 to Fortis together with 100,000 warrants acquired by Fortis from Wachovia.

     Company Guaranty. The obligations of CFB to the lenders under the Amended Master Loan Agreement are secured by the containers and other assets of CFB. In addition, the Company has agreed to guarantee the obligations of CFB to pay principal and interest under the Class A and Class B notes and to perform its other obligations under the Amended Master Loan Agreement. The guaranty carries a limit of $10,000,000. CFB’s obligations under the Class A and Class B notes, and the Company’s guaranty of CFB’s obligations, may be accelerated upon certain events of default, as set forth in Section 801 of the Amended Master Loan Agreement and Section 7 of the Guaranty. These events of default include the failure to meet certain financial covenants, including a minimum consolidated tangible net worth covenant, a minimum debt service coverage covenant, a maximum consolidated tangible net worth leverage ratio covenant, and a minimum EBIT (earnings before interest and taxes) ratio covenant.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

(a)	See the discussion of the restructuring of CFB’s indebtedness and the Company’s guaranty of a portion thereof under item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 10.42	Amended and Restated Master Loan Agreement, dated as of August 15, 1997, as amended and restated as of February 4, 2005, by and between Cronos Funding (Bermuda) Limited (“CFB”), as Issuer, and Fortis Bank (Nederland) N.V. (“Fortis”), as Agent.

Exhibit 10.43	CFB Secured Note, Class A, in the principal amount of $14,672,474, dated February 4, 2005.

Exhibit 10.44	CFB Secured Note, Class B, in the principal amount of $4,000,000, dated February 4, 2005.

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Exhibit 10.45	CFB Secured Note, Class C, in the principal amount of $7,305,000 dated February 4, 2005.

Exhibit 10.46	Guaranty, dated as of February 4, 2005, by and between The Cronos Group and Fortis, as Agent.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRONOS GROUP

By	/s/ Frank P. Vaughan

Frank P. Vaughan Assistant Secretary

Date: February 10, 2005

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EXHIBIT INDEX

Exhibit 10.42	Amended and Restated Master Loan Agreement, dated as of August 15, 1997, as amended and restated as of February 4, 2005, by and between Cronos Funding (Bermuda) Limited (“CFB”), as Issuer, and Fortis Bank (Nederland) N.V. (“Fortis”), as Agent.

Exhibit 10.43	CFB Secured Note, Class A, in the principal amount of $14,672,474, dated February 4, 2005.

Exhibit 10.44	CFB Secured Note, Class B, in the principal amount of $4,000,000, dated February 4, 2005.

Exhibit 10.45	CFB Secured Note, Class C, in the principal amount of $7,305,000 dated February 4, 2005.

Exhibit 10.46	Guaranty, dated as of February 4, 2005, by and between The Cronos Group and Fortis, as Agent.